[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                [GRAPHIC OMITTED]

                   The Gabelli Global Telecommunications Fund
                                 Annual Report
                               December 31, 1998

                                    * * * *

   Morningstar rating(TM) of The Gabelli Global Telecommunications Fund was 4
    stars for the three year period ended 12/31/98 among 2802 domestic equity funds, and 3 stars overall and for the five year period ended 12/31/98 among 2802 and 1702 domestic equity funds, respectively.

To Our Shareholders,

      Telecommunications was the industry sector of choice in 1998. Despite the generally poor performance of emerging market telecommunications companies in Southeast Asia, Latin America and Eastern Europe, the group as a whole generated robust returns.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 24.0%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index had returns of 36.6% and 24.2%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 34.8% for 1998. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 40.8% and 43.8%, respectively, over the same twelve month period.

      For the five year period ended December 31, 1998, the Fund's total return averaged 16.7% annually versus average annual total returns of 17.2% and 17.7% for the Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993 through December 31, 1998, the Fund had a cumulative total return of 123.2%, which equates to an average annual return of 16.8%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (A)

--------------------------------------------------------------------------------
                                           Quarter
                            -------------------------------------
                             1st        2nd      3rd        4th        Year
                            ------    ------    ------     ------     ------
1998:  Net Asset Value ...  $15.91    $16.22    $14.48     $16.62     $16.62
       Total Return ......    19.4%      1.9%    (10.7)%     24.0%      34.8%
--------------------------------------------------------------------------------
1997:  Net Asset Value ...  $11.29    $13.17    $14.22     $13.32     $13.32
       Total Return ......     0.1%     16.7%      7.9%       4.6%      31.9%
--------------------------------------------------------------------------------
1996:  Net Asset Value ...  $11.72    $12.16    $11.73     $11.28     $11.28
       Total Return ......     5.4%      3.8%     (3.5)%      3.3%       9.0%
--------------------------------------------------------------------------------
1995:  Net Asset Value ...   $9.77    $10.29    $11.12     $11.12     $11.12
       Total Return ......     0.4%      5.3%      8.1%       1.6%      16.2%
--------------------------------------------------------------------------------
1994:  Net Asset Value ...   $9.68     $9.62    $10.38      $9.73      $9.73
       Total Return ......    (5.1)%    (0.6)%     7.9%      (5.3)%     (3.7)%
--------------------------------------------------------------------------------
1993:  Net Asset Value ...      --        --        --     $10.20     $10.20
       Total Return ......      --        --        --        3.0%(b)    3.0%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Return - December 31, 1998 (a)
--------------------------------------------------------------------------------
1 Year ................................................................... 34.8%
5 Year ................................................................... 16.7%
Life of Fund (b) ......................................................... 16.8%
--------------------------------------------------------------------------------

                                Dividend History
      -------------------------------------------------------------------
      Payment (ex) Date         Rate Per Share         Reinvestment Price
      -----------------         --------------         ------------------
      December 28, 1998            $1.310                   $16.38
      December 30, 1997            $1.550                   $13.28
      December 31, 1996            $0.840                   $11.28
      December 29, 1995            $0.182                   $11.12
      December 30, 1994            $0.095                   $ 9.73
      December 31, 1993            $0.102                   $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      THE GABELLI GLOBAL TELECOMMUNICATIONS FUND, THE SALOMON SMITH BARNEY GLOBAL TELECOMMUNICATIONS INDEX AND THE MORGAN STANLEY WORLD FREE INDEX

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                Gabelli Global        Salomon Smith Barney
              Telecommunications   Global Telecommunications     Morgan Stanley
                     Fund                    index              World Free Index

11/1/93            $10,000                 $10,000                   $10,000
12/98              $22,232                 $21,611                   $19,908

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                          United States       56.9%
                          Europe              18.8%
                          Canada               5.9%
                          Latin America        4.8%
                          Asia/Pacific Rim     3.8%
                          Japan                2.9%
                          Cash                 6.9%

                     HOLDINGS BY INDUSTRY SECTOR - 12/31/98

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                         Networks               20.2%
                         Regional Providers     16.7%
                         Cable/Media            15.2%
                         Long Distance           6.8%
                         Equipment               2.7%
                         Alternative Providers   1.1%
                         Business Services       0.2%
                         Cash                    6.9%
                         Wireless/Satellite     30.2%

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Industry Allocation

      The accompanying chart depicts the Fund's holdings by industry sector as of December 31, 1998. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      1998 was the second consecutive year of significant gains for telecommunications stocks in general and the Fund in particular. The story has not changed. Technological advances, ongoing global deregulation and consolidation continue to drive the group. All of this is underscored by our original investment thesis--modern telecommunications systems are the most essential element for competing effectively on the global economic stage. Capital investment in these systems is not an option. It is a requirement for economic survival in the information age.

      The landmark event in 1998 was AT&T's planned acquisition of Tele-Communications Inc. This deal illustrates why we have continued to hold leading cable television stocks in the Fund. Judging by the depressed prices of cable stocks in 1995 and 1996, Wall Street doubted that the highly leveraged cable operators would be able to take advantage of the telecommunications capabilities of all those coaxial connections into American homes. Wall Street also overlooked the potential of cable modems, which relay data over one hundred times faster than conventional telephone modems. The AT&T/TCI deal changed all of that in a hurry and portfolio holdings such as Time Warner, which is reportedly talking to AT&T about a joint venture, Cablevision Systems and Comcast soared. Clearly, the combined AT&T/TCI's ability to offer its customers a full range of services--long distance and local telephony, high speed Internet access and home entertainment--has its competitors in all of these businesses scrambling to build alliances that will allow them to offer the same range of services.

      Deals are reshaping the telecommunications equipment sector as well. Portfolio holding Lucent Technologies' recently announced acquisition of Ascend Communications fills a major hole in Lucent's product line and gives them an established foothold in the Internet server network business previously dominated by Cisco Systems. We are also seeing consolidation in the cellular telephone industry--a group that Wall Street has been largely ignoring. As we write, Vodafone appears to have won the bidding war with Bell Atlantic for AirTouch Communications, giving Vodafone the most dominant global position in the cellular industry, as well as, generating a substantial gain for the Fund. We expect to see more wireless company transactions in the year ahead.

      The regional Bell operating companies ("RBOCs") will have to consider mergers and/or alliances with each other and companies in different sectors of the telecommunications industry in order to stay competitive. Long distance companies are end running local access charges--a very substantial source of revenues and profits for the RBOCs and other local telephone companies--by building their own local networks. Thus far, regulators have turned a deaf ear to the regional and local telephone companies complaints about these tactics. The creation of national wireless networks also threatens this traditional source of income and profit for the regional and local telephone companies. Our conclusion is that the RBOCs and smaller local telephone companies will have to devise a way of gaining full entry into the long distance business or cut costs substantially by mergers that result in greater economies of scale.

      Our Latin American telecommunications holdings fared poorly this year as currency turmoil threatened many regional economies. Telebras (now split into twelve different operating companies) was a stock everyone had to own last year. Today, it is an investment pariah. We think all of the potential bad news is already reflected in Latin American telecommunications stock prices and that our positions in the region will ultimately rebound.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

Associated Group Inc. (AGRPA - $43.00 - Nasdaq; AGRPB - $42.50 - Nasdaq) is a diversified communications company with ownership and operation of a variety of wireless communications businesses and interests, including TruePosition; a controlling interest in Teligent, a facilities-based wireless competitive local exchange carrier; a controlling interest in a Mexican cellular operator and five radio broadcasting stations in Ohio. Associated Group also has a marketable equity securities portfolio, which includes approximately 20 million shares of Tele-Communications Inc. common stock and 4.9 million shares of Liberty Media Corporation, having a current market value of approximately $430 million, as well as operation of Associated American Artists, a prominent art gallery in New York City.

BCE Mobile Communications Inc. (BCX - $27.02 - TSE) is a full service wireless telecommunications company operating under the Bell Mobility brand name. Through subsidiaries, the company provides cellular, personal communications services ("PCS"), one-way and two-way paging, data, airline passenger and satellite communications services. BCE Mobile has 1.24 million cellular and PCS subscribers. BCE Inc. (BCE - $37.9375 - NYSE) owns nearly two-thirds of BCX's common shares.

Cable & Wireless plc (CWP - $36.75 - NYSE), a United Kingdom-based company, is a global telecommunications company with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $17.5625 - NYSE) (54% owned) and the publicly traded, U.K.-based company, Cable & Wireless Communications plc (CWZ - $45.375 - NYSE) (53% owned) - the largest cable system operator in the U.K. CWZ owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecom is the dominant telecom service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion.

Centennial Cellular Corp. (CYCLD - $41.00 - Nasdaq) provides wireless telecommunications services to 355,000 subscribers in the U.S. and Puerto Rico. The company's cellular licenses cover 7.1 million population equivalents ("POPs") domestically and 3.8 million POPs in Puerto Rico. On January 7, 1999, a group of investors led by Welsh, Carson, Anderson & Stowe completed an acquisition of a 92.9% stake in Centennial Cellular in a deal valued at $1.9 billion.

Commonwealth Telephone Enterprises Inc. (CTCO - $33.50 - Nasdaq; CTCOB - $31.50
- Nasdaq), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

Rogers Cantel Mobile Communications Inc. (RCN - $12.1875 - NYSE) is Canada's largest wireless telecom company providing cellular, digital cellular, personal communications services ("PCS"), paging and wireless data services to over 1.5 million cellular/PCS subscribers and 250,000 paging customers. The company maintains strategic partnerships with AT&T and Radio Shack Canada. The Canadian wireless industry is less competitive than the U.S. due to fewer participants licensed in each market.

Telecom Italia Mobile SpA (TIM.MI - $7.38 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan stock exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to nine million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTA's") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      It has been another great year of great performance for global telecommunications stocks and the Fund. In the year ahead, it may be difficult to match the gains achieved in 1997 and 1998. However, we remain confident that the evolution and growth of the global telecommunications industry should continue.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,

         /s/ Mario J. Gabelli                    /s/ Marc J. Gabelli

         Mario J. Gabelli, CFA                   Marc J. Gabelli
         Portfolio Manager and                   Associate Portfolio Manager
         Chief Investment Officer

January 29, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1998
                                -----------------

    Telecom Italia Mobile SpA                  Tele-Communications Inc.
    Telephone & Data Systems Inc.              AirTouch Communications Inc.
    Rogers Cantel Mobile Communications        BCE Mobile Communications Inc.
    Cable & Wireless plc                       Centennial Cellular Corp.
    Commonwealth Telephone Enterprises         Associated Group Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                     Cost       Value
   ------                                                     ----       ------
           COMMON STOCKS -- 90.3%

           Alternative Telecommunications Providers -- 0.7%
    4,000  Colt Telecom Group plc+                        $   31,875  $  239,500
      940  Davel Communications Group Inc.+ .............     21,800      17,155
   50,000  GST Telecommunications Inc.+ .................    557,400     328,125
   18,000  ICG Communications Inc.+ .....................    238,475     387,000
    4,000  Intermedia Communications Inc.+ ..............     27,830      69,000
    3,500  McLeodUSA Inc., Cl. A+ .......................     61,390     109,375
    5,000  Startec Global Communications Corp.+ .........     40,321      48,125
   25,000  Suncom Telecommunications Inc.+ ..............    112,129      10,938
   10,000  USN Communications Inc.+ .....................     19,252       1,875
                                                          ----------  ----------
                                                           1,110,472   1,211,093
                                                          ----------  ----------
           Business Services -- 0.2%
    2,000  EarthLink Network Inc.+ ......................     45,250     114,000
    1,000  IDT Corp.+ ...................................     18,915      15,375
   20,000  R. H. Donnelley Corp. ........................    272,932     291,250
                                                          ----------  ----------
                                                             337,097     420,625
                                                          ----------  ----------
           Cable -- 12.7%
   32,000  Adelphia Communications Corp., Cl. A+ ........    346,499   1,464,000
   54,000  Cablevision Systems Corp., Cl. A+ ............    468,675   2,710,124
   70,000  Century Communications Corp., Cl. A+ .........    590,705   2,220,313
   34,000  Comcast Corp., Cl. A .........................    536,827   1,952,875
   10,000  Le Groupe Videotron ltee .....................    125,234     149,094
    1,000  Media General Inc., Cl. A ....................     23,050      53,000
   60,000  MediaOne Group Inc.+ .........................  1,042,489   2,820,000
   37,231  NTL Inc.+ ....................................    924,156   2,101,225
  182,900  Rogers Communications Inc., Cl. B+ ...........  1,220,252   1,623,238
   82,932  TCI Ventures Group+ ..........................    762,076   1,954,085
   40,000  Tele-Communications Inc., Cl. A+ .............    552,314   2,212,500
   24,136  Telewest Communications plc, ADR+ ............    397,773     681,842
   85,000  United International
             Holdings Inc., Cl. A+ ......................  1,222,585   1,636,250
                                                          ----------  ----------
                                                           8,212,635  21,578,546
                                                          ----------  ----------
           Communications Equipment -- 2.5%
  120,000  Champion Technology Holdings, ADR ............     81,258       9,912
    8,000  Ericsson (L.M.) Telephone Co., ADR ...........     55,422     191,500
    5,500  Gemstar International Group Ltd.+ ............    224,992     314,875
    5,000  General Instrument Corp.+ ....................     76,830     169,688
    2,500  General Semiconductor Inc.+ ..................     33,120      20,469
    3,500  L - 3 Communications Holdings Inc.+ ..........     77,000     162,969
    6,000  Lucent Technologies Inc. .....................    137,806     660,000
    2,500  Motorola Inc. ................................    113,969     152,656
    4,000  Nokia Corp., Cl. A, ADR ......................     76,675     481,750
   27,000  Northern Telecom Ltd. ........................    486,674   1,353,376
   12,000  Scientific - Atlanta Inc. ....................    197,408     273,750
      500  Siemens AG, ADR ..............................     23,625      32,272
  100,000  Time Engineering Berhad+ .....................    264,576      23,289
   15,000  TNT Post Group NV, ADR .......................    198,278     487,499
                                                          ----------  ----------
                                                           2,047,633   4,334,005
                                                          ----------  ----------
           Entertainment -- 1.3%
   23,462  Ascent Entertainment Group Inc.+ .............    177,530     173,032
   10,000  GC Companies Inc.+ ...........................    445,506     416,250
    8,000  Metromedia International Group Inc.+ .........     74,575      43,500
   27,400  Tele-Communications Inc./Liberty
             Media Group, Cl. A+ ........................    869,467   1,262,112
    4,000  Time Warner Inc. .............................     74,100     248,250
    1,000  Viacom Inc., Cl. A+ ..........................     43,738      73,563
                                                          ----------  ----------
                                                           1,684,916   2,216,707
                                                          ----------  ----------
           Equipment and Supplies -- 0.2%
    4,000  AMP Inc. .....................................    158,950     208,250
    4,000  Amphenol Corp., Cl. A+ .......................    123,378     120,750
                                                          ----------  ----------
                                                             282,328     329,000
                                                          ----------  ----------
           Long Distance Telephone Providers -- 6.3%
   28,000  AT&T Corp. ...................................  1,306,878   2,107,000
   25,000  Call-Net Enterprises Inc.+ ...................    236,026     227,873
      270  DDI Corp. ....................................  1,237,906   1,005,349
   23,000  Embratel Participacoes SA, ADR+ ..............    476,687     320,563
    4,000  Esprit Telecom Group plc+ ....................     34,330     187,000
   68,000  General Communication Inc., Cl. A+ ...........    300,203     276,250
   12,000  Kokusai Denshin Denwa Co. Ltd. ...............    746,942     424,481
    8,975  MCI WorldCom Inc.+ ...........................    239,153     643,956
    8,000  MIDCOM Communications Inc.+ ..................      6,958          41
   70,000  Philippine Long Distance Telephone Co. .......  2,169,237   1,815,625
   90,000  PLD Telekom Inc.+ ............................    498,670     163,125
    5,830  Qwest Communications International Inc.+ .....     45,262     291,500

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                     Cost       Value
   ------                                                     ----       ------
            COMMON STOCKS (Continued)

            Long Distance Telephone Providers (Continued)
    20,000  Sprint Corp. ..............................  $  484,192  $ 1,682,500
     8,000  Teleglobe Inc. ............................      60,486      286,469
     2,000  Telegroup Inc.+ ...........................      20,000        2,625
   102,500  VDC Communications Inc.+ ..................     376,534      448,438
    34,000  Viatel Inc.+ ..............................     406,323      777,750
                                                         ----------  -----------
                                                          8,645,787   10,660,545
                                                         ----------  -----------
            Publishing -- 0.2%
     8,000  News Corp. Ltd., ADR ......................     179,088      211,500
   100,000  Seat - Pagine Gialle SpA+ .................      28,390       94,609
                                                         ----------  -----------
                                                            207,478      306,109
                                                         ----------  -----------
            Regional and Local Telephone Providers -- 16.7%
    60,000  Aliant Communications Inc. ................   1,140,341    2,452,500
     2,000  Allegiance Telecom Inc.+ ..................      28,500       24,250
    20,000  Alltel Corp. ..............................     778,880    1,196,250
    44,000  Ameritech Corp. ...........................     913,975    2,788,500
    15,200  Atlantic Tele-Network Inc. ................     129,263      137,750
    10,608  Bell Atlantic Corp. .......................     272,025      562,224
    50,000  BellSouth Corp. ...........................     745,371    2,493,750
    18,000  Bruncor Inc. ..............................     160,442      275,401
    44,000  Cincinnati Bell Inc. ......................   1,099,711    1,663,750
    80,817  Commonwealth Telephone Enterprises
              Inc.+ ...................................   1,837,313    2,707,370
    40,500  Commonwealth Telephone Enterprises
              Inc., Cl. B+ ............................     494,914    1,275,750
       500  Companhia Riograndense de
              Telecomunicacoes+ .......................         516          180
    10,000  CoreComm Ltd.+ ............................      85,276      157,500
     7,000  E.Spire Communications Inc.+ ..............      47,813       44,625
     8,000  Electric Lightwave Inc., Cl. A+ ...........      73,063       65,500
   150,000  First Pacific Co. Ltd. ....................      90,040       71,640
    10,000  First Pacific Co. Ltd., ADR ...............      35,875       23,880
    73,000  Frontier Corp. ............................   1,842,527    2,482,000
     1,200  Global Telesystems Group Inc.+ ............      49,009       66,900
    33,000  GTE Corp. .................................   1,106,650    2,145,000
    30,000  Island Telecom Inc. .......................     282,503      412,125
    19,000  Maritime Telegraph and Telephone
              Company Ltd. ............................     330,491      436,052
       300  MetroNet Communications Corp., Cl. B+ .....       8,487       10,050
    12,000  NewTel Enterprises Ltd. ...................     207,133      287,511
    20,000  QuebecTel Group Inc. ......................     153,660      224,618
    94,000  RCN Corp.+ ................................     847,658    1,662,625
    65,000  SBC Communications Inc. ...................   1,296,844    3,485,625
    23,000  Tele Norte Leste Participacoes SA, ADR+ ...     368,349      286,063
    23,000  Telesp Participacoes SA, ADR+ .............     851,124      508,875
    10,000  Telus Corp. ...............................     129,540      211,597
     4,000  US West Inc. ..............................      93,094      258,500
                                                         ----------  -----------
                                                         15,500,387   28,418,361
                                                         ----------  -----------
            Satellite -- 3.6%
     3,000  American Mobile Satellite Corp.+ ..........      38,340       15,750
       500  Asia Satellite Telecommunications
              Holdings Ltd. ...........................       9,753        8,750
     1,000  British Sky Broadcasting Group, ADR .......      36,400       46,375
    60,000  COMSAT Corp. ..............................   1,452,809    2,159,999
     6,000  Echostar Communications Corp., Cl. A+ .....     163,040      290,250
     5,000  General Motors Corp., Cl. H+ ..............     182,072      198,438
    16,000  Globalstar Telecommunications+ ............      55,725      322,000
    21,500  Iridium World Communications Ltd.+ ........     429,563      850,594
    35,000  Loral Space & Communications Ltd.+ ........     503,731      623,438
     2,800  Pathe SA ..................................     566,511      781,953
    10,000  PT Indonesia Satellite, ADR ...............     146,877      121,875
    50,000  TCI Satellite Entertainment
              Inc., Cl. A+ ............................     421,074       71,875
    40,000  U.S. Satellite Broadcasting Co.+ ..........     486,076      550,000
                                                         ----------  -----------
                                                          4,491,971    6,041,297
                                                         ----------  -----------
            Telecommunications -- 0.4%
    12,500  Great Nordic Store ........................     215,022      441,915
     4,600  Tele Centro Sul
              Participacoes SA, ADR+ ..................     268,866      192,338
                                                         ----------  -----------
                                                            483,888      634,253
                                                         ----------  -----------
            Telephone Networks -- 19.4%
    87,000  BC Telecom Inc. ...........................   1,576,744    2,367,668
    80,000  BCE Inc. ..................................   1,461,063    3,034,999
     3,000  BHI Corp.+ ................................      48,250       92,250
     1,000  British Telecommunications plc, ADR .......      53,925      151,688
    30,000  Cable & Wireless Communications
              plc, ADR+ ...............................     790,279    1,361,250
 9,600,000  Cable & Wireless Jamaica Ltd. .............     406,750      431,816
   113,000  Cable & Wireless plc, ADR .................   2,435,062    4,152,749
   173,333  Citizens Utilities Co., Cl. B+ ............   1,732,080    1,408,332

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                     Cost       Value
   ------                                                     ----       ------
             COMMON STOCKS (Continued)

             Telephone Networks (Continued)
    65,000   Compania de Telecomunicaciones
               de Chile SA ..........................  $ 1,018,469   $ 1,344,688
   500,000   CPT Telefonica del Peru, Cl. B .........      722,310       628,979
     1,000   CPT Telefonica del Peru,
               Cl. B, ADR ...........................       20,500        12,688
    16,000   Deutsche Telekom AG ....................      313,538       524,000
     2,000   France Telecom SA ......................       68,975       157,875
     4,207   Hellenic Telecommunications
               Organization SA ......................       62,302       111,920
    15,000   Hong Kong Telecommunications
               Ltd., ADR ............................      294,183       263,438
     3,000   Hungarian Telephone & Cable Corp.+ .....       28,607         9,750
        80   Japan Telecom Co. Ltd. .................    1,328,441       617,040
    15,000   Koninklijke PTT Nederland
               NV, ADR ..............................      272,243       753,750
       100   Korea Telecom Corp.+ ...................        3,163         3,160
       500   Matav, ADR .............................        9,650        14,906
       167   Nippon Telegraph & Telephone Corp. .....    1,216,226     1,291,032
    10,000   Nippon Telegraph & Telephone
               Corp., ADR ...........................      409,638       375,000
       800   Pakistan Telecommunications,
               GDR (a) ..............................       98,166        27,600
    12,000   Portugal Telecom SA, ADR ...............      233,785       535,500
    20,000   PT Telekomunikasi Indonesia ............      229,279       130,000
     4,000   Rostelecom, ADR ........................       38,841        16,750
    30,000   Singapore Telecommunications Ltd. ......       65,014        45,819
     2,000   Swisscom AG, ADR+ ......................       74,863        85,125
     8,000   Tele Danmark A/S, ADR ..................      215,400       543,000
    35,000   Telecom Argentina Stet --
               France Telecom SA, ADR ...............      823,598       962,500
 1,000,000   Telecom Asia Corp.+ ....................      687,194       433,479
    21,000   Telecom Corporation of
               New Zealand Ltd., ADR ................      502,962       749,438
   194,444   Telecom Italia SpA .....................      457,508     1,662,728
    20,500   Telecom Italia SpA, ADR ................      458,600     1,783,500
    23,000   Telecomunicacoes Brasileiras
               SA (Telebras), ADR ...................       21,668         2,516
   938,570   Telecomunicacoes de
               Sao Paulo SA (Telesp)+ ...............      101,286        80,791
    39,000   Telefonica de Argentina SA, ADR ........    1,083,524     1,089,563
    23,460   Telefonica de Espana, ADR ..............      972,637     3,175,897
    32,000   Telefonos de Mexico SA,
               Cl. L, ADR ...........................    1,224,350     1,558,000
   300,000   Telekom Malaysia Berhad ................    1,420,412       789,474
       600   Telstra Corp. Ltd.+ ....................       47,304        55,950
     8,075   Thai Telephone & Telecom, GDR+(a) ......      100,542         3,480
     3,000   Veba AG ................................      126,255       179,583
                                                       -----------   -----------
                                                        23,255,586    33,019,671
                                                       -----------   -----------
             Wireless Communications -- 26.1%
    40,000   ABC Communications Holdings Ltd. .......       20,301         9,759
   150,000   Aerial Communications Inc.+ ............      954,109       881,250
    40,000   AirTouch Communications Inc.+ ..........      895,083     2,885,000
    33,400   Associated Group Inc., Cl. A+ ..........      483,480     1,436,200
    42,000   Associated Group Inc., Cl. B+ ..........      667,565     1,785,000
    16,000   BCE Mobile Communications Inc.+ ........      509,905       432,308
       500   Bouygues Group .........................       58,707       103,115
    28,000   Cellular Communications
               International Inc.+ ..................      317,100     1,904,000
    10,000   Cellular Communications
               of Puerto Rico Inc.+ .................      108,534       185,000
    80,000   Centennial Cellular Corp., Cl. A+ ......    1,525,157     3,280,000
    30,000   Century Telephone Enterprises Inc. .....      600,000     2,025,000
     2,000   Clearnet Communications
               Inc., Cl. A+ .........................       25,000        16,250
    34,390   CommNet Cellular Inc.+ .................      355,301       421,278
    35,000   CP Pokphand, ADR+ ......................      259,575        17,731
     5,300   Easycall Group+ ........................        8,992           650
    31,200   Europolitan Holdings AB ................      286,420     3,060,128
    35,000   Grupo Iusacell SA, Ser. D, ADR+ ........      422,475       220,938
    26,000   Himachal Futuristic (a) ................      141,200        21,624
    24,000   Jasmine International+ .................      117,135         6,011
    25,000   Mannesmann AG ..........................      819,702     2,866,965
     1,500   Metrocall Inc.+ ........................       11,138         6,563
     9,789   NEXTEL Communications
               Inc., Cl. A+ .........................      145,326       231,265
        30   NTT Mobile Communication
               Network Inc. .........................    1,150,017     1,236,738
    70,000   Omnipoint Corp.+ .......................      638,714       651,875
    39,062   Price Communications Corp.+ ............       88,769       505,365
   150,000   Rogers Cantel Mobile Communications
               Inc., Cl. B+ .........................    2,054,532     1,828,125
    20,000   Rural Cellular Corp., Cl. A+ ...........      226,765       210,000

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                         Market
   Shares                                                     Cost       Value
   ------                                                     ----       ------
            COMMON STOCKS (Continued)

            Wireless Communications (Continued)
    70,000  Securicor Group plc ....................  $    183,666  $    586,988
    14,420  SK Telecom Co. Ltd., ADR ...............       154,200       146,904
     5,000  SkyTel Communications Inc.+ ............        87,075       110,625
    12,000  Sprint Corp. (PCS Group)+ ..............        96,527       277,500
    80,000  Technology Resources Industries ........       309,067        41,684
     2,300  Tele Celular Sul Participacoes
              SA, ADR+ .............................        37,449        40,106
     7,666  Tele Centro Oeste Celular Participacoes
              SA, ADR+ .............................        22,224        22,519
       460  Tele Leste Celular Participacoes
              SA, ADR+ .............................        12,153        13,053
     1,150  Tele Nordeste Celular Participacoes
              SA, ADR+ .............................        16,568        21,275
       460  Tele Norte Celular Participacoes
              SA, ADR+ .............................         7,079        10,379
     4,600  Tele Sudeste Celular Participacoes
              SA, ADR+ .............................       140,230        95,163
       500  Telecel-Comunicacaoes Pessoais SA ......        67,584       102,210
   500,000  Telecom Italia Mobile SpA ..............       703,504     3,699,453
     1,150  Telemig Celular Participacoes
              SA, ADR+ .............................        30,497        24,438
   151,000  Telephone & Data Systems Inc. ..........     6,429,282     6,785,563
   938,570  Telesp Celular SA+ .....................         2,665        21,169
     9,200  Telesp Celular Participacoes
              SA, ADR+ .............................       284,292       161,000
     4,000  Teligent Inc., Cl. A+ ..................        90,000       115,000
     2,000  Thyssen AG .............................       367,787       371,174
    20,000  Total Access Communications plc+ .......       126,250        34,400
    25,000  United States Cellular Corp.+ ..........       759,016       950,000
    50,000  Vanguard Cellular Systems Inc.,
              Cl. A+ ...............................     1,009,085     1,290,625
     6,000  Vimpel Communications+ .................       103,863        77,625
    14,000  Vodafone Group plc, ADR ................       364,429     2,255,750
    40,000  Western Wireless Corp., Cl. A+ .........       779,850       879,999
     1,500  Winstar Communications Inc.+ ...........        19,185        58,500
                                                      ------------  ------------
                                                        25,094,529    44,421,240
                                                      ------------  ------------
            TOTAL COMMON STOCKS ....................    91,354,707   153,591,452
                                                      ------------  ------------
            CONVERTIBLE PREFERRED STOCKS -- 2.2%

            Cable -- 1.0%
    18,000  Tele-Communications Inc.,
              6.00% Cv. Pfd., Ser. E ...............     1,234,246     1,685,813
                                                      ------------  ------------
            Entertainment -- 0.0%
     1,500  Metromedia International Group Inc.,
              7.25% Cv. Pfd. .......................        61,513        39,750
                                                      ------------  ------------
            Long Distance Telephone Providers -- 0.6%
    12,000  Sprint Corp.,
              8.25% Cv. Pfd. .......................       424,102       990,000
                                                      ------------  ------------
            Telephone Networks -- 0.3%
    10,000  Philippine Long Distance Telephone Co.,
              7.00% Cv. Pfd., Ser. III .............       497,200       475,000
                                                      ------------  ------------
            Wireless Communications -- 0.3%
            AirTouch Communications Inc.,
     3,000    4.25% Cv. Pfd., Cl. C ................       144,750       309,000
     5,000    6.00% Cv. Pfd., Cl. B ................       146,563       297,500
                                                      ------------  ------------
                                                           291,313       606,500
                                                      ------------  ------------
            TOTAL CONVERTIBLE
              PREFERRED STOCKS .....................     2,508,374     3,797,063
                                                      ------------  ------------
            PREFERRED STOCKS -- 0.2%

            Regional and Local Telephone Providers -- 0.0%
       500  Telecomunicacoes do Parana .............           164            89
                                                      ------------  ------------
            Telephone Networks -- 0.1%
 3,355,677  Telecomunicacoes de Rio de
              Janeiro SA (Telerj), Pfd. ............       148,557        91,655
    40,900  Telecomunicacoes de Sao
              Paulo SA (Telesp), Pfd. ..............         9,633         5,575
                                                      ------------  ------------
                                                           158,190        97,230
                                                      ------------  ------------
            Wireless Communications -- 0.1%
     3,000  SkyTel Communications Inc.,
              $2.25 Cv. Pfd ........................        84,750        93,374
 3,355,677  Telerj Celular SA, Pfd., Cl. B+ ........       118,825        79,157
    40,900  Telesp Celular SA, Pfd., Cl. B+ ........        40,511         1,798
                                                      ------------  ------------
                                                           244,086       174,329
                                                      ------------  ------------
            TOTAL PREFERRED
              STOCKS ...............................       402,440       271,648
                                                      ------------  ------------

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

  Principal                                                              Market
   Amount                                                     Cost       Value
   ------                                                     ----       ------

            CONVERTIBLE CORPORATE BONDS -- 0.5%

            Telephone Networks -- 0.4%
$ 1,000,000 Telekom Malaysia Berhad, Sub. Deb.
              Cv. 4.00%, 10/03/04 (a) .............. $  1,000,108  $    732,500
                                                     ------------  ------------
            Wireless Communications -- 0.1%
   250,000  Technology Resources Industries, Sub.
              Deb. Cv. 2.75%, 11/28/04 (a) .........      250,000       137,500
                                                     ------------  ------------
            TOTAL CONVERTIBLE
              CORPORATE BONDS ......................    1,250,108       870,000
                                                     ------------  ------------
            U.S. GOVERNMENT OBLIGATIONS -- 6.9%
11,714,000  U.S. Treasury Bills, 4.02% to 4.47%++,
              due 01/07/99 to 03/18/99 .............   11,660,125    11,659,005
                                                     ------------  ------------
            TOTAL INVESTMENTS -- 100.1% ............ $107,175,754   170,189,168
                                                     ============
            Other Assets and
              Liabilities (Net) -- (0.1)%                              (126,438)
                                                                   ------------
            NET ASSETS -- 100.0%
              (10,233,972 shares outstanding)                      $170,062,730
                                                                   ============
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share ......................                     $16.62
                                                                         ======
-------------
            For Federal tax purposes:
            Aggregate cost..........................               $107,175,754
                                                                   ============
            Gross unrealized appreciation ..........               $ 70,848,228
            Gross unrealized depreciation ..........                 (7,848,003)
                                                                   ------------
            Net unrealized appreciation ............               $ 63,000,225
                                                                   ============

  Principal                                           Settlement  Net Unrealized
   Amount                                                Date      Depreciation
   ------                                                ----      ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
3,000,000(b)  Sold Hong Kong Dollars in exchange
                for USD 387,154                        02/26/99      $(13,206)
-------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of Rule 144A securities amounted to $922,704 or 0.5% of net assets.
(b)    Principal amount denoted in Hong Kong Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                                                      % of
                                                     Market        Market
Geographic Diversification                            Value        Value
--------------------------                            -----        -----

North America                                        69.7%     $118,677,363
Europe                                               18.8%       31,922,225
Latin America                                         4.8%        8,227,867
Asia/Pacific Rim                                      3.8%        6,412,072
Japan                                                 2.9%        4,949,641
                                                    ------     ------------
                                                    100.0%     $170,189,168
                                                    ======     ============

                 See accompanying notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
   Investments, at value (Cost $107,175,754) .................      $170,189,168
   Cash and foreign currency, at value
     (Cost $448,689) .........................................           454,844
   Dividends, interest and reclaims receivable ...............           162,577
   Receivable for investments sold ...........................           267,970
   Receivable for capital shares sold ........................            57,980
                                                                    ------------
     Total Assets ............................................       171,132,539
                                                                    ------------
Liabilities:
   Payable for investments purchased .........................           417,466
   Payable for capital shares redeemed .......................           271,052
   Payable for investment advisory fees ......................           138,329
   Payable for distribution fees .............................            34,581
   Net unrealized depreciation on forward
     foreign exchange contracts ..............................            13,206
   Other accrued expenses ....................................           195,175
                                                                    ------------
     Total Liabilities .......................................         1,069,809
                                                                    ------------
     Net Assets applicable to 10,233,972
       shares outstanding ....................................      $170,062,730
                                                                    ============
Net Assets consist of:
   Capital stock, at par value ...............................      $     10,234
   Additional paid-in capital ................................       106,888,088
   Accumulated net realized gain on investments
     and foreign currency transactions .......................           169,588
   Net unrealized appreciation on investments
     and foreign currency transactions .......................        62,994,820
                                                                    ------------
     Total Net Assets ........................................      $170,062,730
                                                                    ============
     Net Asset Value, offering and redemption
       price per share ($170,062,730 / 10,233,972
       shares outstanding; 200,000,000 shares
       authorized of $0.001 par value) .......................            $16.62
                                                                          ======

Statement of Operations
For the Year Ended December 31, 1998
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $52,790) ...............       $ 1,615,419
   Interest ..................................................           836,619
                                                                     -----------
     Total Investment Income .................................         2,452,038
                                                                     -----------
Expenses:
   Investment advisory fees ..................................         1,456,869
   Distribution fees .........................................           364,216
   Shareholder services fees .................................           261,990
   Custodian fees ............................................            70,457
   Shareholder report expenses ...............................            57,655
   Legal and audit fees ......................................            43,149
   Registration fees .........................................            31,695
   Organizational expenses ...................................            15,617
   Directors' fees ...........................................            15,415
   Miscellaneous expenses ....................................            16,291
                                                                     -----------
     Total Expenses ..........................................         2,333,354
                                                                     -----------
     Net Investment Income ...................................           118,684
                                                                     -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments
     and foreign currency transactions .......................        12,504,671
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ............................................        29,961,404
                                                                     -----------
   Net realized and unrealized gain on
     investments and foreign currency
     transactions ............................................        42,466,075
                                                                     -----------
Net increase in net assets resulting
   from operations ...........................................       $42,584,759
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                                            Year Ended      Year Ended
                                                                           December 31,    December 31,
                                                                               1998           1997
                                                                          -------------   -------------
Operations:
   Net investment income ...............................................  $     118,684   $      13,283
   Net realized gain on investments and foreign currency transactions ..     12,504,671      12,291,080
   Net change in unrealized appreciation on investments
     and foreign currency transactions .................................     29,961,404      17,429,948
                                                                          -------------   -------------
     Net increase in net assets resulting from operations ..............     42,584,759      29,734,311
                                                                          -------------   -------------
Distributions to shareholders:
   Net investment income ...............................................       (106,321)             --
   Net realized gain on investments ....................................    (12,347,446)    (12,322,997)
                                                                          -------------   -------------
     Total distributions to shareholders ...............................    (12,453,767)    (12,322,997)
                                                                          -------------   -------------
Capital share transactions:
   Net increase (decrease) in net assets from capital share transactions     22,060,115      (8,083,350)
                                                                          -------------   -------------
     Net increase in net assets ........................................     52,191,107       9,327,964
Net Assets:
   Beginning of period .................................................    117,871,623     108,543,659
                                                                          -------------   -------------
   End of period .......................................................  $ 170,062,730   $ 117,871,623
                                                                          =============   =============

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to decrease accumulated net investment income by $12,294 and increase accumulated net realized gain on investments and foreign currency transactions by $30,928 with an offsetting adjustment to additional paid-in capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $364,216, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund were amortized on a straight-line basis over a period of 60 months ending October 31, 1998.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $34,278,334 and $25,789,029, respectively.

7. Transactions with Affiliates. During the year ended December 31, 1998, the Fund paid brokerage commissions of $38,999 to Gabelli & Company, Inc. and its affiliates.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                           Year Ended                   Year Ended
                                                        December 31, 1998            December 31, 1997
                                                        -----------------            -----------------
                                                     Shares        Amount         Shares        Amount
                                                     ------        ------         ------        ------
Shares sold ...................................    9,903,141   $ 155,442,024     2,019,543   $ 24,786,732
Shares issued upon reinvestment of dividends ..      733,357      12,011,861       895,899     11,897,535
Shares redeemed ...............................   (9,252,964)   (145,393,770)   (3,688,802)   (44,767,617)
                                                  ----------   -------------    ----------   ------------
  Net increase (decrease) .....................    1,383,534   $  22,060,115      (773,360)  $ (8,083,350)
                                                  ==========   =============    ==========   ============

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

The Gabelli Global Telecommunications Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                Year Ended December 31,
                                                 ---------------------------------------------------
                                                   1998       1997       1996       1995      1994
                                                   ----       ----       ----       ----      ----
Operating performance:
    Net asset value, beginning of period ......  $ 13.32    $ 11.28    $ 11.12     $ 9.73   $ 10.20
                                                 -------    -------    -------    -------   -------
    Net investment income .....................     0.01       0.00(a)    0.05       0.06      0.07
    Net realized and unrealized gain (loss)
      on investments ..........................     4.60       3.59       0.95       1.51     (0.44)
                                                 -------    -------    -------    -------   -------
    Total from investment operations ..........     4.61       3.59       1.00       1.57     (0.37)
                                                 -------    -------    -------    -------   -------
Distributions to shareholders:
    Net investment income .....................    (0.01)        --      (0.05)     (0.06)    (0.07)
    Net realized gain on investments ..........    (1.30)     (1.55)     (0.79)     (0.12)    (0.03)
                                                 -------    -------    -------    -------   -------
    Total distributions .......................    (1.31)     (1.55)     (0.84)     (0.18)    (0.10)
                                                 -------    -------    -------    -------   -------
    Net asset value, end of period ............  $ 16.62    $ 13.32    $ 11.28    $ 11.12    $ 9.73
                                                 =======    =======    =======    =======   =======
    Total return+ .............................     34.8%      31.9%       9.0%      16.2%     (3.7)%
                                                 =======    =======    =======    =======   =======
Ratios to average net assets and
    supplemental data:
    Net assets, end of period (in 000's) ...... $170,063   $117,872   $108,544   $122,845  $137,731
    Ratio of net investment income
      to average net assets ...................     0.08%      0.01%      0.34%      0.53%     0.74%
    Ratio of operating expenses
      to average net assets (b) ...............     1.60%      1.78%      1.72%      1.75%     1.80%
    Portfolio turnover rate ...................       20%         9%         7%        24%       14%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                                          /s/ Grant Thornton LLP

New York, New York
February 19, 1999

--------------------------------------------------------------------------------
                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.08 per share and long term capital gains totaling $1.23 per share. For the year ended December 31, 1998, 100.00% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 26.76%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                       Karl Otto Pohl
Chairman and Chief                          Former President
Investment Officer                          Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                         Werner J. Roeder, MD
Former Senior Vice President                Director of Surgery
Dollar Dry Dock Savings Bank                Lawrence Hospital

Anthony J. Colavita                         Anthonie C. van Ekris
Attorney-at-Law                             Managing Director
Anthony J. Colavita, P.C.                   BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                       Marc J. Gabelli
President and Chief                         Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                             James E. McKee
Vice President and Treasurer                Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------